Supplement to Prospectus
                           dated November 1, 2005 for
                           The Hirtle Callaghan Trust

                  The date of this Supplement is April 12, 2006

The Board of Trustees has approved the engagement of two investment advisory organizations to manage a portion of the assets of certain of the Trust's Portfolios. Before the organizations ("Proposed Specialist Managers") can be appointed, however, shareholders of the affected Portfolios must approve the engagements. A joint meeting of these shareholders is scheduled to be held on May 15, 2006. Assuming shareholder approval is obtained, the appointments will become effective as soon as is reasonably practicable following the joint meeting. Information about the Proposed Specialist Managers and the Portfolio they will serve is outlined below.

The International Equity Portfolio ("International Portfolio"). Causeway Capital Management LLC ("Causeway") has been proposed to serve as an additional Specialist Manager for the International Portfolio. Consistent with the investment objective and policies of the International Portfolio, Causeway's investment approach is to seek to identify stocks that appear to be undervalued through the use of a bottom-up stock selection process and with a view to controlling the volatility of returns. Decision-making is team-based and driven by fundamental research and quantitative risk analysis, with a focus on characteristics such as price-to-earnings ratios, relative market yields and price-to-book and price-to-cash flow ratios, with relatively less emphasis on country selection or weightings. Day-to-day responsibility for the management of those assets of the International Portfolio allocated to Causeway will be the responsibility of Sarah H. Ketterer, Harry W. Hartford, James A. Doyle, Jonathan Eng and Kevin Durkin, each of whom has been a senior investment officer with Causeway since 2001. Ms. Ketterer and Mr. Harford were co-founders of Causeway in 2001, and serve as the firm's Chief Executive Officer and President, respectively. Both Ms. Ketterer and Mr. Hartford previously served as Managing Directors of the International and Global Value Equity Team of the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P ("Hotchkis"). Mr. Doyle, a Director of Causeway, and Messrs. Eng and Durkin, each of whom serve of Vice Presidents of Causeway, were also associated with the Hotchkis Global Value Equity Team prior to joining Causeway in 2001.

For its services to the International Portfolio, Causeway will be entitled to receive a fee of 0.45% of the average daily net assets allocated to Causeway. In contrast to the fee paid to each of the other managers that serve the International Portfolio, the rate at which Causeway is compensated will not be tied directly to the performance it achieves. Accordingly, rate at which Causeway's fee is calculated may, under certain circumstances, be higher or lower than the rate applied in computing the fee paid to such other managers and, depending on the way in which the Portfolio's assets are allocated, the overall advisory fee paid by the International Portfolio may increase. Causeway's headquarters are located at 11111 Santa Monica Boulevard, Suite 1550, Los Angeles, CA 90025. As of January 31, 2006, Causeway, which is registered as an investment adviser with the Securities and Exchange Commission ("SEC"), had total assets under management of approximately $15.6 billion.

The Growth Equity Portfolio ("Growth Portfolio"). Sustainable Growth Advisers ("SGA") has been proposed to serve as an additional Specialist Manager for the Growth Portfolio. Consistent with the investment objective and policies of the Growth Portfolio, SGA will seek to identify large capitalization companies that exhibit characteristics such as pricing power, repeat revenue streams and global reach that, in SGA's judgment, have the potential for long-term earnings growth within the context of low business risk. SGA employs an intensive internal research and a bottom-up stock selection approach. Under the Proposed SGA Agreement, SGA would be entitled to receive an annual fee of 0.35% of that portion of the Growth Portfolio's assets allocated to SGA from time to time. For its services to the Growth Portfolio, SGA will be entitled to receive a fee of 0.35% of the average daily net assets allocated to SGA. This rate is higher than the .04% rate payable with respect to assets that are "indexed" to replicate the Portfolio's benchmark index. This fee to be paid to SGA is also higher than the fee payable with respect to the non-indexed portion of the Portfolio, which fee is calculated based on graduated fee schedule, as described in the Prospectus. Accordingly, depending on the way in which the Portfolio's assets are allocated, the overall advisory fee paid by the Growth Portfolio may increase.

SGA is an investment adviser registered with the Securities and Exchange Commission pursuant to the Investment Advisers Act. Its headquarters are located at 301 Tresser Blvd., Suite 1310, Stamford, CT 06901 and, as of December 31, 2005, SGA had total assets under management of approximately $2.7 billion. George P. Fraise, Gordon M. Marchand and Robert L. Rohn, who together co-founded SGA in 2003, will be primarily responsible for day-to-day management of that portion of the Portfolio's assets allocated to SGA. Both Mr. Fraise and Mr. Marchand served as served as executive officers of Yeager, Wood & Marshall, Inc., from 2000 to 2003, serving on that firm's Investment Policy Committee and as members of its Board of Directors. Mr. Marchand additional served as that firm's Chief Operating and Financial Officer. Mr. Rohn served from 1992 until 2003, as a portfolio manager and principal with W.P. Stewart & Co., Ltd.

                                                        Supplement to Prospectus
                                                      dated November 1, 2005 for
                                                      The Hirtle Callaghan Trust

The following information relates to two investment advisory organizations who have, since November 1, 2005, been engaged to provide advisory services for certain of the Trust's Portfolios.

The Value Equity Portfolio. Since February 24, 2006 JS Asset Management, LLC ("JSAM") has served as a Specialist Manager for The Value Equity Portfolio. JSAM is headquartered at One Tower Bridge, West Conshohocken, PA 19428, and as of March 6, 2006, had total assets under management of approximately $160 million. John K. Schneider, CFA, JSAM's founder and chief investment officer, is primarily responsible for the day-to-day management of the Portfolio's assets allocated to JSAM. Mr. Schneider is the founder and Chief executive officer of JSAM. Before founding JSAM in 2005, Mr. Schneider, spent more than six years as a Senior Portfolio Manager at PIMCO Equity Advisors L.P.

The JSAM investment process seeks to identify companies that are undervalued on an absolute basis rather than relative to their peers. Fundamental to the JSAM process is the determination of a company's price to "normalized earnings" ratio. This ratio is arrived upon by JSAM through the use of proprietary screening techniques that adjust reported earnings in light of, for example, cyclical industry or market movements. JSAM then evaluates selected companies, seeking to identify those with low price to normalized earnings, low price to sales, and/or low price to cash flow ratios. Additionally, JSAM seeks companies with a catalyst that, in JSAM's view, can enhance the stock price. Catalysts may include, by way of example: improvement in supply/demand outlook, broad sector or industry changes, hidden or undervalued assets, cost cutting/growth initiatives, management changes, and insider ownership.

Pursuant to a portfolio management agreement ("Agreement") between JSAM and the Trust, JSAM receives a fee, payable monthly, calculated at an annual rate of 0.40% of those assets of the Value Portfolio that may be allocated to JSAM. The Agreement, which became effective on March 1, 2006, was approved by the Board of Trustees on December 14, 2005, and the shareholders of The Value Equity Portfolio on February 24, 2006. The following table and accompanying example describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio. The information shown assumes that the Portfolio's assets are allocated as follows: 78% to Institutional Capital Corporation, 15% to SSgA Funds Management and 7% to JSAM. It is intended to reflect management fees and expenses that would have been incurred if the Agreement had been in effect during the Portfolio's fiscal year ended June 30, 2005. The net assets of the Value Equity Portfolio as of June 30, 2005 were $685,336,792.

Annual Operating Expenses      Example: This  Example is intended to help you
(Expenses that are             compare the cost of investing in the Portfolio
deducted from the              with the cost of investing in other mutual funds.
Portfolio's   assets,          The  Example assumes that you invest  $10,000 in
expressed as a                 the Portfolio for the time periods  indicated and
percentage of                  then redeem all of your shares at the end of
average net assets)            those  periods.  The Example  also assumes  the
                               reinvestment of all dividends and distributions
                               in shares of the Portfolio and that your
Management Fee     .36%        investment  has a 5%  return each year and that
Other Expenses     .13%        the Portfolio's  operating expenses remain the
                               same. Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                  1   Year  ...  $50
Total Portfolio                   3   Years ...  $157
Operating Expenses .49%

Note: In considering the above information, shareholders should keep in mind that the Portfolio is a "multi-manager" vehicle and that asset allocations may vary.

The Fixed Income Portfolio. Since November 28, 2005 Aberdeen Asset Management, Inc. ("Aberdeen") has served as the Specialist Manager for the Fixed Income Portfolio. On that date, Aberdeen acquired certain United Kingdom and Philadelphia-based asset management businesses of the Fixed Income Portfolio's previous Specialist Manager, including the services of the portfolio management team responsible for day-to-day investment decisions. Aberdeen is headquartered at 1114 Avenue of the Americas New York, NY 10036; the portfolio management team for The Fixed Income Portfolio is located at 1735 Market Street, Philadelphia, PA 19103. A portfolio management agreement between Aberdeen and The Fixed Income Portfolio was approved by the Board of Trustees of the Trust on September 26, 2005, and by the shareholders of The Fixed Income Portfolio on November 17, 2005. All other information related to the Fixed Income Portfolio, including the names of those individuals responsible for its day-to-day management of the Portfolio and fee payable by the Portfolio, is unchanged.

                                                 Supplement dated April 12, 2006
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